UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 20, 2006
3COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12867	94-2605794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Campus Drive
Marlborough, Massachusetts
01752
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (508) 323-1000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition
Financial Results.
          On December 20, 2006, 3Com Corporation (the “Company”) issued a press release regarding its financial results for its fiscal quarter ended December 1, 2006. The full text of the press release is attached hereto as Exhibit 99.1.
          The information in Item 2.02 of this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Non-GAAP Financial Measures.
          The attached press release and the related conference call contain non-GAAP financial measures. In evaluating the Company’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under generally accepted accounting principles in the United States (“GAAP”).
          Non-GAAP Operating Income or Loss Measure. The Company uses a non-GAAP operating income or loss measure in its public statements. Management believes this non-GAAP measure helps indicate the Company’s baseline performance before gains, losses or charges that are considered by management to be outside on-going operating results. Accordingly, management uses this non-GAAP measure to gain a better understanding of the Company’s comparative operating performance from period-to-period and as a basis for planning and forecasting future periods. Management believes this non-GAAP measure, when read in conjunction with the Company’s GAAP financials, provides useful information to investors by offering:
•	the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;

•	the ability to better identify trends in the Company’s underlying business and perform related trend analysis;

•	a higher degree of transparency for certain expenses (particularly when a specific charge impacts multiple line items);

•	a better understanding of how management plans and measures the Company’s underlying business; and

•	an easier way to compare the Company’s most recent results of operations against investor and analyst financial models.
          The non-GAAP operating loss or income measure used by the Company is defined to exclude the following charges and benefits: restructuring, amortization, in-process research and development, stock-based compensation expense and special items that management believes are unusual and outside of the Company’s on-going operations. There are no special items for the periods presented in the press release attached hereto. Management believes the costs related to restructuring activities are not indicative of the Company’s normal operating costs. The restructuring charge consists primarily of severance expense and facility closure costs. Management also believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both the Company’s newly acquired and long-held businesses. Also, amortization is a non-cash charge for the periods presented. In addition, the Company has non-recurring in-process research and development expenses which are non-cash and related to acquisitions as opposed to the Company’s core operations. Finally, stock-based compensation expenses are non-cash charges that relate to restricted stock amortization and stock-based compensation costs associated with acquisitions, as well as additional stock-based compensation expense that represents the fair value of stock-based compensation required pursuant to FAS 123 (R). The expense related to acquisitions is not part of the Company’s normal operating costs and is non-cash. The FAS 123 (R)-related expense is excluded because management believes as a non-cash charge it does not provide a meaningful indicator of the core operating business results. Management manages the business primarily without regard to these non-cash expenses. In addition, because the calculation of these expenses is dependent on factors such as forfeiture rate, volatility of the Company’s stock and a risk-free interest rate, all of which are subject to fluctuation, these charges are expected to be variable over time, and therefore may not provide a meaningful comparison of core operating results among periods. It is useful to note that these factors are generally outside the Company’s control.
          Non-GAAP Pro Forma Consolidated Measures. The Company is required by GAAP to disclose, in its SEC filings, pro forma consolidated revenue, net loss and net loss per share measures as if its China joint venture, known as H3C, had been consolidated from the beginning of the relevant period. The Company may use these measures, together with pro forma consolidated measures for periods not required by GAAP to be included in such filings, in its public statements. The additional measures for periods not required by GAAP to be included in such filings are considered non-GAAP financial measures when presented on a pro forma basis. The Company believes these non-GAAP financial measures are meaningful to investors because the Company has determined it is appropriate to consolidate H3C’s results. Further, it is useful for comparative purposes to show additional periods on a pro forma basis. Management believes investors will have a better understanding of the Company’s consolidated results (which include H3C) in future periods if they are provided with pro forma consolidated results for the prior periods. These measures therefore provide additional relevant information to investors about the Company’s consolidated operations. The non-GAAP measures, however, should not be considered indicative of the Company’s future consolidated performance.
          General. These non-GAAP measures have limitations, however, because they do not include all items of income and expense that impact the Company’s operations. Management compensates for these limitations by also considering the Company’s GAAP results. The non-GAAP financial measures the Company uses are not prepared in accordance with, and should not be considered an alternative to, measurements required by GAAP, such as operating loss, net loss and loss per share, and should not be considered measures of the Company’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measures reported by other companies.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Description

99.1	Text of Press Release, dated December 20, 2006, titled “3Com Reports Second Quarter Fiscal Year 2007 Results.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION
Date: December 20, 2006	By:	/s/ Donald M. Halsted, III
Donald M. Halsted, III
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release, dated December 20, 2006, titled “3Com Reports Second Quarter Fiscal Year 2007 Results.”